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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 2003





                                   PRAB, INC.
             (Exact name of registrant as specified in its charter)


            MICHIGAN                     0-10187                  38-1654849
(State or other jurisdiction of   (Commission File No.)         (IRS Employer
         incorporation)                                      Identification No.)

        5944 EAST KILGORE ROAD, P.O. BOX 2121, KALAMAZOO, MICHIGAN 49003
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (269) 382-8200



--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Prab, Inc. (the "Company") has entered into new employment agreements with Gary
A. Herder (an officer and director of the Company) and Edward Thompson (an officer of the Company), which were signed by Mr. Herder and Mr. Thompson on November 3, 2003, to be effective as of June 1, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)       Financial Statements.

                     Not Applicable.

           (b)       Pro Forma Financial Information.

                     Not Applicable.

           (c)       Exhibits.

                 EXHIBIT NO.              DESCRIPTION OF EXHIBIT
                 -----------              ----------------------

                      10.1* Employment Agreement between Prab, Inc. and Gary A. Herder.

                      10.2** Employment Agreement between Prab, Inc. and Edward Thompson.



------------------
* Replaces prior Exhibit 10.1, "Employment Agreement between Prab, Inc. and Gary
A. Herder dated June 20, 2003" to the Company's Form 10-QSB for the quarter ended July 31, 2003 which was filed by the Company with the SEC on September 12, 2003.

** Replaces prior Exhibit 10.2, "Employment Agreement between Prab, Inc. and Edward Thompson dated June 20, 2003" to the Company's Form 10-QSB for the quarter ended July 31, 2003 which was filed by the Company with the SEC on September 12, 2003.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PRAB, INC.
                                         (Registrant)



Date:  November 6, 2003                  /s/ Gary A. Herder
                                         ---------------------------------------
                                         Gary A. Herder, Chief Executive Officer

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           CURRENT REPORT ON FORM 8-K
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 2003


                                INDEX TO EXHIBITS
                                        &
                                    EXHIBITS


                                   PRAB, INC.
                            (A MICHIGAN CORPORATION)
                      5944 EAST KILGORE ROAD, P.O. BOX 2121
                            KALAMAZOO, MICHIGAN 49003

                                INDEX TO EXHIBITS

    EXHIBIT NO.                         DESCRIPTION OF EXHIBIT
    -----------                         ----------------------

        10.1*              Employment Agreement between Prab, Inc. and Gary A.
                           Herder.

        10.2**             Employment Agreement between Prab, Inc. and Edward
                           Thompson.

----------------

* Replaces prior Exhibit 10.1, "Employment Agreement between Prab, Inc. and Gary
A. Herder dated June 20, 2003" to the Company's Form 10-QSB for the quarter ended July 31, 2003 which was filed by the Company with the SEC on September 12, 2003.

** Replaces prior Exhibit 10.2, "Employment Agreement between Prab, Inc. and Edward Thompson dated June 20, 2003" to the Company's Form 10-QSB for the quarter ended July 31, 2003 which was filed by the Company with the SEC on September 12, 2003.


                                      E-2